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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 1997


                           COMMERCIAL METALS COMPANY

       DELAWARE                     1-4304                      75-0725338
(STATE OF INCORPORATION)     (COMMISSION FILE NO.)  (IRS EMPLOYER IDENTIFICATION NO.)


                   7800 STEMMONS FREEWAY, DALLAS, TEXAS  75247
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 689-4300

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.   OTHER EVENTS

         On June 30, 1995, Commercial Metals Company (the "Company") filed Registration Statement No. 33-60809 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, as amended by Amendment No. 1 to Registration Statement on Form S-3 filed on July 18, 1995 (collectively, the "Registration Statement"). The Registration Statement provides for the issuance of Debt Securities in an aggregate amount of $150,000,000, and was declared effective by the Securities and Exchange Commission on July 25, 1995. Pursuant to a Prospectus Supplement dated July 30, 1997, and accompanying Prospectus, dated July 26, 1995, the Company is issuing $50,000,000 of Debt Securities designated 6.80% Notes Due August 1, 2007 (the "Notes").

         Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. Pursuant to the terms of the Underwriting Agreement and in connection with the issuance of the Notes, the Company has executed a Pricing Agreement dated July 30, 1997, among the Company, Goldman, Sachs & Co., Lehman Brothers and Morgan Stanley & Co. Incorporated, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

         Filed as Exhibit 4.1 to the Registration Statement was a form of Indenture for the Debt Securities between the Company and The Chase Manhattan Bank. Pursuant to the terms of the Indenture and in connection with the issuance of the Notes, the terms of the Notes have been established in an Officers' Certificate of the Company, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS                  DESCRIPTION

 1.1 Form of Pricing Agreement among the Company and Goldman, Sachs & Co., Lehman Brothers and Morgan Stanley & Co. Incorporated, dated
          July 30, 1997, with respect to the issuance and sale of the Notes.

 4.1 Form of Officers' Certificate of the Company regarding the Notes, including the form of Note.

 5.1 Opinion Letter of Haynes and Boone, LLP regarding the validity of the Notes.

12.1 Statement regarding computation of ratios of earnings to fixed charges.

23.1      Consent of Haynes and Boone, LLP (included as part of Exhibit 5.1).




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        COMMERCIAL METALS COMPANY


July 30, 1997                           By: /s/ LAWRENCE A. ENGELS
                                            ----------------------------------
                                        Name:   Lawrence A. Engels
                                             ---------------------------------
                                        Title:  Vice President, Treasurer and
                                              --------------------------------
                                                Chief Financial Officer
                                              --------------------------------



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

 1.1 Form of Pricing Agreement among the Company and Goldman, Sachs & Co., Lehman Brothers and Morgan Stanley & Co. Incorporated, dated July 30, 1997, with respect to the issuance and sale of the Notes.

 4.1 Form of Officers' Certificate of the Company regarding the Notes, including the form of Note.

 5.1 Opinion Letter of Haynes and Boone, LLP regarding the validity of the Notes.

12.1 Statement regarding computation of ratios of earnings to fixed charges.

23.1      Consent of Haynes and Boone, LLP (included as part of Exhibit 5.1).